UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 15, 2010

Prudential Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

Pennsylvania	000-51214	68-0593604
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 Oregon Avenue, Philadelphia, Pennsylvania		19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  7.01     Regulation FD Disclosure

On September 15, 2010, Prudential Bancorp, Inc. of Pennsylvania (the "Company") issued a press release announcing the declaration by the Board of Directors on September 15, 2010, of a quarterly cash dividend of $0.05 per share of common stock.  The dividend is payable on October 29, 2010 to shareholders of record as of October 15, 2010.

For additional information, reference is made to the Company’s press release, dated September 15, 2010, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

Item	9.01	Financial Statements and Exhibits

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	The following exhibit is included with this Report:

Exhibit No.	Description
99.1	Press release dated September 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

Date: September 16, 2010	By:	/s/Joseph R. Corrato
		Name:	Joseph R. Corrato
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 15, 2010